UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2006

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 5, 2006, the board of directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P., approved the recommendations and ratified the determinations of the Executive Compensation and Option Committee of the Board of Directors and authorized the General Partner to:

                (1)           based upon the General Partner’s attainment of certain performance goals in 2006:

                                (a)           enter into restricted share award agreements, effective December 5, 2006, with each of Mitchell E. Hersh, Barry Lefkowitz, Roger W. Thomas, Michael A. Grossman and Mark Yeager, pursuant to which Messrs. Hersh, Lefkowitz, Thomas, Grossman and Yeager were issued 15,000, 8,500, 7,010, 8,500 and 4,950 shares of restricted common stock, respectively, pursuant to the General Partner’s 2000 Employee Stock Option Plan originally effective as of September 11, 2000, and amended as of May 14, 2002.  These shares of restricted common stock are fully vested upon issuance and will be subject to a six month restriction prohibiting the restricted common stock from being sold, assigned, transferred, gifted or otherwise disposed of, mortgaged, pledged or otherwise hypothecated.  In connection with the issuance of the restricted common stock, the General Partner also entered into agreements with Messrs. Hersh, Lefkowitz, Thomas, Grossman and Yeager for certain tax gross-up payments.

                                (b)           grant cash bonuses, for fiscal year 2006, to Messrs. Hersh, Lefkowitz, Thomas, Grossman and Yeager of $625,000, $350,000, $300,000, $350,000, and $350,000 respectively.

(c)           declare to be fully vested as of January 1, 2007: 15,000, 7,000, 6,000 and 5,000 shares of restricted common stock granted to Messrs. Hersh, Lefkowitz, Thomas and Grossman, respectively, pursuant to restricted share award agreements dated January 2, 2003, and 3,906 shares of restricted common stock granted to Mr. Hersh on July 1, 1999; 1,631 shares of restricted common stock granted to Mr. Lefkowitz on July 1, 1999; 1,377 and 88 shares of restricted common stock granted to Mr. Thomas on July 1, 1999 and March 12, 2001, respectively; and 250 and 1,621 shares of restricted common stock granted to Mr. Grossman on December 6, 1999 and March 12, 2001, respectively, all pursuant to restricted share award agreements that were amended as of January 2, 2003, all of which are due to vest on January 1, 2007; and 5,000 shares of restricted common stock granted to Mr. Yeager on May 15, 2006 due to vest on January 1, 2007, and make the attendant tax gross-up payments to such executive officers as soon as practicable following the vesting of such shares of restricted common stock.

(2)           based upon the General Partner’s performance, its consummation of portfolio acquisition and disposition transactions, and the General Partner’s all-time high stock price achieved in 2006, enter into restricted share award agreements, effective December 5, 2006, with each of Messrs. Hersh, Lefkowitz, Thomas, Grossman and Yeager, pursuant to which Messrs. Hersh, Lefkowitz, Thomas, Grossman and Yeager were issued 8,222, 2,055, 514, 2,055 and 1,028 shares of restricted common stock, respectively, pursuant to the General Partner’s 2000 Employee Stock Option Plan originally effective as of September 11, 2000, and amended as of May 14, 2002.  These shares of restricted common stock will vest in two equal annual installments on January 1, 2007 and January 1, 2008.  In connection with the issuance of the restricted common stock, the General Partner also entered into agreements with Messrs. Hersh, Lefkowitz, Thomas, Grossman and Yeager for certain tax gross-up payments to be made as soon as practicable after each date of vesting.

(3)           maintain the annual base salaries of Messrs. Hersh, Lefkowitz, Thomas, Grossman and Yeager of $1,050,000, $420,000, $370,000, $370,000, and $370,000, respectively, for 2007.

The restricted share award agreements and the related tax gross-up payments described in items (1)(a) and (2) herein above are filed herewith as Exhibits 10.1 through 10.20.

Item 8.01               Other Events.

On December 5, 2006, the Board of Directors of the General Partner approved the recommendations and ratified the determinations of the Executive Compensation and Option Committee of the Board of Directors and authorized the General Partner to:

                (1)           maintain the annual compensation paid to non-employee members of the Board of Directors at $30,000 and maintain the annual compensation paid to the chairs of committees of the Board of Directors at (i) $10,000 for the Audit Committee, (ii) $10,000 for the Executive Committee, (iii) $5,000 for the Nominating and Corporate Governance Committee, and (iv) $5,000 for the Executive Compensation and Option Committee.

(2)           maintain the compensation paid to non-employee members of the Board of Directors for attendance at, or telephonic participation in, meetings of the Board of Directors or any committee thereof at $1,500 per meeting.

(3)           grant to each non-employee member of the Board of Directors restricted common stock awards, no later than December 31, 2006, pursuant to the General Partner’s Amended and Restated 2000 Director Stock Option Plan in an amount equal to one thousand two hundred (1,200) shares of the General Partner’s common stock. The restricted common stock granted to the non-employee members of the Board of Directors will vest on January 1, 2008. A form of restricted share award agreement, effective

December 5, 2006, entered into with each non-employee director is filed as exhibit 10.21 herewith.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.2	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.3	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.4	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.5	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.6	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.7	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.8	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.9	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Roger W. Thomas.

10.10	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Roger W. Thomas.

10.11	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Roger W. Thomas.

10.12	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Roger W. Thomas.

10.13	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Michael A. Grossman.

10.14	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Michael A. Grossman.

10.15	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Michael A. Grossman.

10.16	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Michael A. Grossman.

10.17	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mark Yeager.

10.18	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mark Yeager.

10.19	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mark Yeager.

10.20	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mark Yeager.

10.21

Form of Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and each of William L. Mack, Alan S. Bernikow, John R. Cali, Kenneth M. Duberstein, Nathan Gantcher, David S. Mack, Alan G. Philibosian, Dr. Irvin D. Reid, Vincent Tese, Roy J. Zuckerberg and Robert F. Weinberg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: December 11, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President,
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: December 11, 2006	By:	/s/ ROGER W. THOMAS
Executive Vice President,
Roger W. Thomas
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.2	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.3	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.4	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.5	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.6	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.7	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.8	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.9	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Roger W. Thomas.

10.10	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Roger W. Thomas.

10.11	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Roger W. Thomas.

10.12	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Roger W. Thomas.

10.13	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Michael A. Grossman.

10.14	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Michael A. Grossman.

10.15	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Michael A. Grossman.

10.16	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Michael A. Grossman.

10.17	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mark Yeager.

10.18	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mark Yeager.

10.19	Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mark Yeager.

10.20	Tax Gross Up Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and Mark Yeager.

10.21

Form of Restricted Share Award Agreement effective December 5, 2006 by and between Mack-Cali Realty Corporation and each of William L. Mack, Alan S. Bernikow, John R. Cali, Kenneth M. Duberstein, Nathan Gantcher, David S. Mack, Alan G. Philibosian, Dr. Irvin D. Reid, Vincent Tese, Roy J. Zuckerberg and Robert F. Weinberg.